SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2003

CNL RETIREMENT PROPERTIES, INC.
 (Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	000-32607 (Commission File Number)	59-3491443 (IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

Registrant's telephone number, including area code: (407) 650-1000

Item 5.    Other Events and Required FD Disclosure.

        Reference is made to the press release dated September 12, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)        Not applicable.

    (b)        Not applicable.

    (c)        Exhibits.

Exhibit No. 99.1 Press Release dated September 12, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2003	CNL RETIREMENT PROPERTIES, INC. By: /s/ Stuart J. Beebe —————————————— STUART J. BEEBE, Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1. Press Release dated September 12, 2003.

Exhibit 99.1

Retirement Properties, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 tel (407)835-3200 (800)522-3863 fax (407) 835-3232 www.cnlonline.com

News Release

For information contact:
Lauren Harris
Director of Marketing
CNL Real Estate Services, Inc.
(407) 650-1205

For Immediate Release September 12, 2003

CNL Retirement Properties, Inc. Acquires Seniors’ Housing Facility

ORLANDO, FL – CNL Retirement Properties, Inc. (“CNL Retirement”), a leading real estate investment trust, today announced it has closed on the acquisition of a seniors’ housing facility from Senior Lifestyle Balmoral Limited Partnership, which is managed by Horizon Bay Senior Communities, a national seniors housing management company, for approximately $12.2 million. This is the first transaction between the two companies.

The Balmoral Assisted Living Community, located in Palm Harbor, Florida, features 99 units which includes independent and assisted living as well as Alzheimer’s care. An affiliate of Harbor Retirement Associates will operate the Florida property under a long-term management agreement and become the tenant.

In a separate transaction, CNL Retirement announced that it has invested approximately $19.5 million in Ann’s Choice, an Erickson Retirement Communities’ campus that opened this summer in Warminster, Pennsylvania.

“We are excited to have increased our portfolio of high-quality seniors’ housing facilities with the acquisition of the Balmoral Assisted Living Community, as well as our investment in the Erickson Retirement Communities’ property,” said Thomas J. Hutchison III, President of CNL Retirement. “This transaction brings our total portfolio to 74 properties in 26 states.”

-More-

CNL Retirement Properties, Inc. Acquires Seniors’ Housing Facility, 2

CNL Retirement is an affiliate of CNL Financial Group, Inc., (“CNL”) and specializes in the acquisition of premium independent and assisted living communities and continuing care retirement communities. Headquartered in Orlando, Florida, CNL is one of the nation’s largest, privately held real estate investment and finance companies. CNL and the entities it has formed or acquired have more than $6.5 billion in assets, representing more than 1,800 properties and 1,000 mortgage loans in 49 states. For additional information, please visit www.cnlonline.com.

Horizon Bay Senior Communities operates 22 seniors housing communities in eight states. The Horizon Bay portfolio includes independent living and continuum of care retirement communities. Horizon Bay also offers specialty programs for seniors, including Harbor Courts for the memory impaired, and the LiveWell! Program, which focuses on resident wellness.

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Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about future events. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Company believes its current expectations are based upon reasonable assumptions, the Company can give no assurance that expectations will be attained or that actual results will not differ materially.